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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 22, 2004
                 Date of Earliest Event Reported: April 21, 2004
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                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)

     New York                     1-3157                       13-0872805
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



         400 Atlantic Street, Stamford, Connecticut            06921
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's telephone number, including area code)




       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.        Other Events and Regulation FD Disclosure.

               On April 21, 2004, International Paper Company announced that it had agreed to acquire Box USA Holdings, Inc., a corrugated packaging company.


Item 7(c).     Exhibits.

Exhibit 99.1 - Press Release of International Paper Company dated April 21, 2004



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INTERNATIONAL PAPER COMPANY
                                           ---------------------------
                                                   (Registrant)


Dated: April 22, 2004                      By: /s/ Andrea L. Dulberg
                                               -----------------------
Stamford, Connecticut                              Andrea L. Dulberg
                                                   Assistant Secretary